UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. _)

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☐	Definitive Proxy Statement

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Tivic Health Systems, Inc.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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February 9, 2026

Dear Stockholder:

The Board of Directors of Tivic Health Systems, Inc. (the “Company”) has determined to recommend two additional proposals for stockholder approval at the Company’s Special Meeting of Stockholders (the “Special Meeting”) which will be held on February 19, 2026, at 1:00 p.m. Pacific Time. The Special Meeting will be held in a virtual-only format via live webcast. The Board of Directors is asking stockholders to (i) approve, in accordance with Nasdaq Listing Rule 5635(d), the sale and issuance of shares of the Company’s common stock pursuant to that Common Stock Purchase Agreement entered into by and between the Company and Tumim Stone Capital, LLC on February 6, 2026 (the “Equity Line of Credit”), and (ii) approve an amendment to the Tivic Health Systems, Inc. 2021 Amended and Equity Incentive Plan (as amended, the “2021 Plan”) to increase the number of shares of the Company’s common stock authorized for issuance thereunder by 2,581,608 shares, pursuant to the terms of the 2021 Plan. Because these proposals were not described in our Proxy Statement, dated January 9, 2026 (the “Proxy Statement”), we are providing additional information in the enclosed Supplement No. 1 to the Proxy Statement (the “Supplement”) and an amended proxy card to allow our stockholders to vote on these new proposals. An Amended Notice of Special Meeting of Stockholders (the “Amended Notice”) is being delivered with the Supplement.

PLEASE NOTE THAT WE HAVE ENCLOSED AN AMENDED PROXY CARD. WE ASK THAT YOU CONSIDER THESE MATERIALS AND THE INSTRUCTIONS ON HOW TO VOTE IN ORDER TO EFFECTIVELY VOTE FOR ALL PROPOSALS.

The matters expected to be acted upon at the meeting are described in detail in the Proxy Statement and the accompanying Amended Notice and Supplement.

In order to vote on the additional proposals, you must sign and return the enclosed amended proxy card, vote by telephone or internet or attend the Special Meeting via live webcast. If you have already completed and returned the original proxy card, by completing, signing and transmitting the amended proxy card, you will replace the original proxy card in its entirety and only your vote as indicated on the amended proxy card will be counted. If you have already voted by telephone or over the internet, you may simply vote again, using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked. If you have already voted and do not submit new voting instructions, your previously submitted proxy or voting instructions will be voted at the Special Meeting with respect to all other proposals but will not be counted in determining the outcome of the additional proposals. You will be able to vote and submit questions for management’s consideration during the Special Meeting via live webcast by visiting www.virtualshareholdermeeting.com/TIVC2026SM and entering the control number found on the proxy card. Beneficial owners who do not have a control number may gain access to the Special Meeting by logging into their brokerage firm’s website and selecting the stockholder communication mailbox to link through to the Special Meeting. Instructions should also be provided on the voting instruction card provided by their broker, bank, or other nominee.

The Company values every vote and encourages you to vote your shares online, by phone, or by completing and returning the proxy card to ensure that your shares are represented. Your vote by written proxy will ensure your representation at the Special Meeting regardless of whether you attend virtually. Please remember that returning the proxy does not deprive you of your right to attend the Special Meeting virtually and to vote your shares at the meeting.

Please read the Proxy Statement that was previously made available to stockholders and the accompanying Supplement in their entirety, as together they contain all of the information that is important to your decisions in voting at the Special Meeting.

By order of the Board of Directors,

/s/ Sheryle Bolton
Sheryle Bolton

Chairperson of the Board

47685 Lakeview Blvd.

Fremont, CA 94538

(888) 276-6888

Tivic Health Systems, Inc.

AMENDED NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 19, 2026

Dear Stockholder:

Notice is hereby given that a special meeting of stockholders (the “Special Meeting”) of Tivic Health Systems, Inc., a Delaware corporation (the “Company”), will be held on Thursday, February 19, 2026, at 1:00 p.m. Pacific Time. We have adopted a virtual format for the Special Meeting to provide a consistent and convenient experience to all stockholders regardless of location. You may attend the Special Meeting virtually via the Internet at www.virtualshareholdermeeting.com/TIVC2026SM, where you will be able to vote electronically and submit questions for management’s consideration. You may also attend the Special Meeting and submit your vote by proxy and may submit questions ahead of the Special Meeting through the designated website. For further information, please see the Questions and Answers about these Proxy Materials and Voting beginning on the first page of the Proxy Statement, dated January 9, 2026. The purposes of the Special Meeting are as follows:

1.	To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock upon conversion of those shares of our Series C Non-Voting Convertible Preferred Stock and exercise of those warrants to purchase shares of our common stock that we may in the future issue to certain institutional investors (the “Series C Preferred Investors”) pursuant to that certain Securities Purchase Agreement entered into by and between us and such investors on December 9, 2025 (the “Series C Preferred Purchase Agreement”);

2.	To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock upon conversion of our Senior Secured Convertible Note and exercise of a warrant to purchase shares of our common stock that we may in the future issue to 3i, LP, a Delaware limited partnership (“3i”), pursuant to that certain Securities Purchase Agreement entered into by and between us and 3i on December 9, 2025 (the “Note Purchase Agreement”);

3.	To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock upon conversion of those shares of our Series B Non-Voting Convertible Preferred Stock and exercise of those warrants to purchase shares of our common stock that we may in the future issue to 3i pursuant to that certain Securities Purchase Agreement entered into by and between us and the previous investor party thereto on April 29, 2025 (the “April 2025 Purchase Agreement”), as amended by that the Amendment to Securities Purchase Agreement entered into by and between us and 3i on December 9, 2025 (the “Series B Amendment and, together with the April 2025 Purchase Agreement, the “Series B Preferred Purchase Agreement”);

4.	To approve the adjournment of the Special Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in the event we have not received sufficient votes in favor of any of the proposals set forth in this Amended Notice;

5.	To approve, in accordance with Nasdaq Listing Rule 5635(d), the sale and issuance of shares of our common stock pursuant to that Common Stock Purchase Agreement entered into by and between us and Tumim Stone Capital, LLC on February 6, 2026 (the “Equity Line of Credit”); and

6.	To approve an amendment to our Amended and Restated 2021 Equity Incentive Plan, as amended by the First Amendment to the Plan (as amended, the “2021 Plan”), to increase the number of shares of common stock authorized for issuance thereunder by 2,581,608 shares, pursuant to the terms and conditions of the 2021 Plan.

Our Board of Directors (the “Board”) has carefully reviewed and considered the foregoing proposals, and has concluded that each proposal is in the best interests of the Company and its stockholders. Therefore, our Board has approved each proposal and recommends that you vote “For” each of Proposals 1, 2, 3, 4, 5 and 6. With the exception of Proposals 5 and 6, each of these proposals are more fully described in the Proxy Statement, dated January 9, 2026 (the “Proxy Statement”). The Supplement No. 1 to the Proxy Statement (the “Supplement”) accompanying this Notice describes Proposals 5 and 6 in detail. Action may be taken on any one of the foregoing proposals at the Special Meeting on the date specified above or on any date or dates to which the meeting may be postponed or adjourned.

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Our Board has fixed the close of business on December 29, 2025 (the “Record Date”) as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Special Meeting. Holders of outstanding shares of our Series A Non-Voting Convertible Preferred Stock, shares of our Series B Non-Voting Convertible Preferred Stock, or shares of our Series C Non-Voting Convertible Preferred Stock are not entitled to vote on any of the matters to be presented to our stockholders for approval at the Special Meeting. Accordingly, only stockholders of record of shares of our common stock as of the close of business on the Record Date will be entitled to vote at the Special Meeting. A list of the stockholders of record as of the close of business on the Record Date will be available for inspection by our stockholders for any purpose germane to the Special Meeting during normal business hours at our principal executive offices, located at 47685 Lakeview Blvd., Fremont, California 94538, beginning ten days before the Special Meeting through the date of the Special Meeting.

On or about February 18, 2026, we intend to mail this Amended Notice, along with the accompanying Supplement and amended proxy card, to each of our stockholders entitled to notice of and to vote at the Special Meeting. Accompanying this Amended Notice is an amended proxy card that includes voting instructions. Whether or not you expect to attend the Special Meeting, please read these materials carefully, complete, sign and date the enclosed proxy card and return it promptly, or complete and submit your proxy via phone or the Internet in accordance with the instructions provided on the enclosed proxy card.

We cordially invite you to virtually attend the Special Meeting. Your vote is important no matter how large or small your holdings in the Company may be. If you do not expect to be present at the Special Meeting virtually, you are urged to promptly complete, date, sign, and return the enclosed proxy card or to submit your vote using another method included in the proxy card you receive in the mail. If you hold your shares beneficially in street name through a nominee, you should follow the instructions you receive from your nominee to vote your shares. Please review the instructions on each of your voting options described in the Proxy Statement as well as in the enclosed proxy card. This will not limit your right to virtually attend or vote at the Special Meeting, but will help to secure a quorum and avoid added solicitation costs. You may revoke your proxy at any time before it has been voted at the Special Meeting.

Even if you plan to attend the virtual Special Meeting, we request that you submit a proxy by following the instructions provided in the enclosed proxy card you receive in the mail as soon as possible in order to ensure that your shares will be represented at the Special Meeting if you are unable to attend.

By order of the Board of Directors,

/s/ Sheryle Bolton
Sheryle Bolton

Chairperson of the Board

Fremont, California

February 9, 2026

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE ASK YOU TO VOTE BY TELEPHONE, MAIL, FAX OR ON THE INTERNET USING THE INSTRUCTIONS PROVIDED IN THE ENCLOSED PROXY CARD.

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QUESTIONS AND ANSWERS ABOUT THIS SUPPLEMENT

Q.	What will be voted on at the Special Meeting?

A.	The following chart sets forth the proposals scheduled for a vote at the Special Meeting and the vote required for such proposals to be approved.

Proposal	Votes Required	Voting Options	Board Recommendation
Proposal 1: To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of our Common Stock upon conversion of those shares of our Series C Preferred and exercise of those warrants to purchase shares of our Common Stock (the “Series C Warrants”) that we may in the future issue to the Series C Preferred Investors pursuant to the Series C Preferred Purchase Agreement.

The affirmative (“FOR”) vote of a majority of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter.

Abstentions, if any, will be treated as shares of Common Stock that are present and entitled to vote on this proposal, and will therefore be treated as a vote “AGAINST” this proposal. The approval of Proposal 1 is a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote.

		“FOR” or “AGAINST” or “ABSTAIN”	“FOR”

Proposal 2: To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of our Common Stock upon conversion of our Senior Secured Convertible Note (the “Note”) and exercise of a warrant to purchase shares of our Common Stock (the “Note Warrant”) that we may in the future issue to 3i pursuant to the Note Purchase Agreement.

The affirmative (“FOR”) vote of a majority of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter.

Abstentions, if any, will be treated as shares of Common Stock that are present and entitled to vote on this proposal, and will therefore be treated as a vote “AGAINST” this proposal. The approval of Proposal 2 is a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote.

		“FOR” or “AGAINST” or “ABSTAIN”	“FOR”
Proposal 3: To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of our Common Stock upon conversion of those shares of our Series B Preferred and exercise of those warrants to purchase shares of our Common Stock (the “Series B Warrants”) that we may in the future issue to 3i pursuant to the Series B Preferred Purchase Agreement.

The affirmative (“FOR”) vote of a majority of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter.

Abstentions, if any, will be treated as shares of Common Stock that are present and entitled to vote on this proposal, and will therefore be treated as a vote “AGAINST” this proposal. The approval of Proposal 3 is a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote.

		“FOR” or “AGAINST” or “ABSTAIN”	“FOR”

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Proposal 4: To approve the adjournment of the Special Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in the event we have not received sufficient votes in favor of any of the foregoing proposals.

The affirmative (“FOR”) vote of a majority of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter.

Abstentions, if any, will be treated as shares of Common Stock that are present and entitled to vote on this proposal, and will therefore be treated as a vote “AGAINST” this proposal. The approval of Proposal 4 is a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote.

	“FOR” or “AGAINST” or “ABSTAIN”	“FOR”
Proposal 5: To approve, in accordance with Nasdaq Listing Rule 5635(d), the sale and issuance of shares of our Common Stock pursuant to the Equity Line of Credit.

The affirmative (“FOR”) vote of a majority of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter.

Abstentions, if any, will be treated as shares of Common Stock that are present and entitled to vote on this proposal, and will therefore be treated as a vote “AGAINST” this proposal. The approval of Proposal 6 is a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote.

	“FOR” or “AGAINST” or “ABSTAIN”	“FOR”
Proposal 6: To approve an amendment to the 2021 Plan to increase the number of shares of common stock authorized for issuance thereunder by 2,581,608 shares, pursuant to the terms and conditions of the 2021 Plan.

The affirmative (“FOR”) vote of a majority of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter.

Abstentions, if any, will be treated as shares of Common Stock that are present and entitled to vote on this proposal, and will therefore be treated as a vote “AGAINST” this proposal. The approval of Proposal 6 is a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote.

	“FOR” or “AGAINST” or “ABSTAIN”	“FOR”

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Q.	How can I vote my shares without attending the Special Meeting?

A.	Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Special Meeting. If you are a stockholder of record, you may vote by proxy by Internet, by phone, or by mail by following the instructions provided on the enclosed proxy card. Record holders have the option of voting by telephone at 1 (800) 690-6903 or by Internet at www.proxyvote.com. Additionally, record holders can vote by filling out the enclosed proxy card, signing it, and returning it in the postage paid return envelope. If you hold shares in street name, you must vote by giving instructions to your bank, broker, or other nominee. You should follow the voting instructions on the form that you receive from your bank, broker, or other nominee.

If you submit your vote via phone or the Internet or you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct. Stockholders who hold shares beneficially in street name may cause their shares to be voted by proxy in accordance with the instructions provided by their broker, trustee, or nominee, by using the proxy card provided by the broker, trustee, or nominee and mailing them in the envelope provided by such person.

Q.	How can I vote my shares at the Special Meeting?

A.	Stockholders who attend the Special Meeting virtually should follow the instructions at www.virtualshareholdermeeting.com/TIVC2026SM to vote or submit questions for management’s consideration during the Special Meeting. Voting online during the Special Meeting will replace any previous votes, and the online polls will close at approximately 1:05 p.m. Pacific Time on February 19, 2026.

Q.	How do I attend the virtual Special Meeting?

A.	You may attend the Special Meeting virtually, including to vote and/or submit questions for management’s consideration during the Special Meeting, by logging in at www.virtualshareholdermeeting.com/TIVC2026SM. The Special Meeting will begin at approximately 1:00 p.m. Pacific Time, with log-in beginning at 12:45 p.m., on February 19, 2026.

Q.	How do I gain admission to the Special Meeting?

A.	You are entitled to vote on the matters being presented to our stockholders for approval at the Special Meeting only if you were a stockholder of record who owned shares of our Common Stock at the close of business on December 29, 2025, the Record Date. To attend online and participate in the Special Meeting, stockholders of record will need to use the control number included on their proxy card to log into www.virtualshareholdermeeting.com/TIVC2026SM; beneficial owners who do not have a control number may gain access to the Special Meeting by logging into their brokerage firm’s website and selecting the stockholder communication mailbox to link through to the Special Meeting. Instructions should also be provided on the voting instruction card provided by their broker, bank, or other nominee.

We encourage you to access the Special Meeting prior to the start time. Please allow time for online check-in, which will begin at 12:45 p.m. Pacific Time. If you have difficulties during the check-in time or during the Special Meeting, please call technical support at the phone number that will be provided on www.virtualshareholdermeeting.com/TIVC2026SM beginning at 12:45 p.m. Pacific Time.

Stockholders will have multiple opportunities to submit questions to the Company for consideration both before and during the Special Meeting. Stockholders who wish to submit a question may do so in the question tab of the webcast online upon logging in and during the Special Meeting at www.virtualshareholdermeeting.com/TIVC2026SM.

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Q.	How are votes counted?

A.	If you provide specific instructions with regard to an item, your shares will be voted as you instruct on such item. If you sign your proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3, “FOR” Proposal 4, “FOR” Proposal 5 and “FOR” Proposal 6).

Q.	Who is soliciting my vote and who is paying the costs?

A.	Your vote is being solicited on behalf of the Board, and the Company will pay the costs associated with the solicitation of proxies, including preparation, assembly, printing, and mailing of the Proxy Materials.

Q.	What should I do if I have previously voted?

A.

You may vote on all six proposals by one of the alternatives described in the Question above.

The Company’s receipt of a new proxy or voting instructions will revoke and supersede any proxy or voting instructions previously submitted. In order to vote on the newly added proposals, you must either sign and return the enclosed amended proxy card, vote by telephone or over the Internet, attend the Special Meeting and vote in person, or vote using the instructions provided by your broker or bank. Your vote on the new proposals is very important. Therefore, we request you vote on Proposals 1-6, regardless of whether or not you have already voted.

•       If you already completed and returned the original proxy card, our timely receipt of a completed amended proxy card will replace the original proxy card in its entirety and only your vote as indicated on the amended proxy card will be counted.

•       If you have already voted by telephone, over the Internet, or by the instructions provided by your broker or bank, you may simply vote again, using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked.

If you have already voted and do not submit new voting instructions, your previously submitted proxy or voting instructions will be voted at the Special Meeting with respect to all other proposals but will not be counted in determining the outcome of Proposal 5 or Proposal 6.

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PROPOSAL 5

APPROVAL OF THE SALE AND ISSUANCE OF SHARES OF OUR COMMON STOCK TO TUMIM STONE CAPITAL, LLC PURSUANT TO THE EQUITY LINE OF CREDIT, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d)

General

We are asking our stockholders to approve, in accordance with Nasdaq Listing Rule 5635(d), the potential issuance of more than 19.99% of the number of shares of our Common Stock outstanding as of February 5, 2026 (the “ELOC Share Cap”) pursuant to the Common Stock Purchase Agreement (the “Purchase Agreement”) we entered into with Tumim Stone Capital, LLC, a Delaware limited liability company (“Tumim”), on February 6, 2026 (the “Equity Line of Credit”), which provides that, upon the terms and subject to the conditions and limitations set forth therein, we have the right, but not the obligation, to sell to Tumim up to $50,000,000 (the “ELOC Value”) of shares of Common Stock from time to time over the 24-month term of the Equity Line of Credit (the “ELOC Offering”).

On February 5, 2026, immediately prior to execution of the Equity Line of Credit, there were 2,535,509 shares of our Common Stock issued and outstanding. Pursuant to Nasdaq Listing Rule 5635(d), we must obtain stockholder approval prior to the issuance of more than 506,848 shares of our Common Stock, equal to 19.99% of the number of shares of our Common Stock outstanding as of February 5, 2026, at a price per share below the Minimum Price (as defined under Nasdaq Listing Rule 5635(d)) pursuant to the Equity Line of Credit. As a result, unless and until such stockholder approval is obtained, we may not sell and issue more than an aggregate of 506,848 shares of Common Stock to Tumim pursuant to the Equity Line of Credit.

As of February 6, 2026, we have the ability to sell and issue an aggregate of 506,848 shares of Common Stock to Tumim pursuant to the Equity Line of Credit prior to receipt of stockholder approval of the elimination of the ELOC Share Cap.

Equity Line of Credit

On February 6, 2026, we entered into the Equity Line of Credit with Tumim, pursuant to which, subject to certain conditions precedent and other limitations, including stockholder approval of elimination of the ELOC Share Cap with respect to the sale and issuance of shares in excess of the ELOC Share Cap, we will have the right, but not the obligation, to sell to Tumim, and Tumim will have the obligation to purchase from us (the “Put”), up to the applicable Maximum Amount (as defined below) of shares of our Common Stock (the “Put Shares”), from time to time over the term of the Equity Line of Credit.

Unless earlier terminated, the Equity Line of Credit will remain in effect until the earliest of: (a) the first day of the calendar month immediately following the 24-month anniversary of the Effective Date (as defined in the Purchase Agreement); (b) the date on which Tumim has purchased an aggregate number of shares of Common Stock accounting to the ELOC Value; (c) the date on which the Common Stock shall have failed to be listed or quoted on the Nasdaq Capital Market or other nationally recognized securities exchange; and (d) the date on which the Company is subject to a bankruptcy pursuant to applicable bankruptcy laws (the “Commitment Period”). We have the right to terminate the Equity Line of Credit at any time, subject to limitations set forth in the Equity Line of Credit.

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During the Commitment Period, we will have the right, but not the obligation, to direct Tumim to purchase the Put Shares by delivering written notice to Tumim (a “Put Notice”) on any trading day (the “Put Date”) to purchase a number of Put Shares pursuant to a formula set forth in the Equity Line of Credit. If we elect to use a one-day valuation period in the Put Notice (the “One-Day Valuation Period”), the purchase price for the Put Shares under the Equity Line of Credit will be equal to 97% of the volume-weighted average price (“VWAP”) of our Common Stock on any trading day during such One-Day Valuation Period, subject to adjustment as provided in the Equity Line of Credit, following receipt of the Put Shares by Tumim. If we elect to use a One-Day Valuation Period to determine the VWAP Purchase Price in the Put Notice, such Put Notice shall direct Tumim to purchase Put Shares in an amount not to exceed the lesser of (i) 15% of the daily trading volume of the Common Stock on the VWAP Purchase Exercise Date, or (ii) the quotient (rounded to the nearest whole number) obtained by dividing (x) $1,000,000 by (y) the VWAP on the VWAP Purchase Exercise Date (in each case to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction during the applicable period (the “One-Day Maximum Amount”).

If we elect to use a three-day valuation period in the Put Notice (the “Three-Day Valuation Period”), the purchase price for the Put Shares under the Equity Line of Credit will be equal to 95% of the lowest daily VWAP of our Common Stock on any trading day during such Three-Day Valuation Period, subject to adjustment as provided in the Equity Line of Credit, following receipt of the Put Shares by Tumim. If we elect to use a Three-Day Valuation Period to determine the VWAP Purchase Price in the Put Notice, such Put Notice shall direct Tumim to purchase Put Shares in an amount not to exceed the lesser of (i) 40% of the daily trading volume of the Common Stock on the VWAP Purchase Exercise Date, or (ii) the quotient (rounded to the nearest whole number) obtained by dividing (x) $2,500,000 by (y) the VWAP on the VWAP Purchase Exercise Date (in each case to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction during the applicable period (together with the One-Day Maximum Amount, the “Maximum Amounts” and, each, a “Maximum Amount”).

In addition to the applicable Maximum Amount limitations, Tumim’s obligation to purchase Put Shares is subject to a 4.99% beneficial ownership blocker (which may be increased to 9.99% at the election of Tumim). Additionally, pursuant to the Equity Line of Credit, we may not sell or issue to Tumim more than 506,848 shares of our Common Stock, representing 19.99% of the number of shares of our Common Stock issued and outstanding immediately prior to execution of the Equity Line of Credit (the ELOC Share Cap), unless and until we obtain stockholder approval to issue additional shares, in accordance with applicable Nasdaq rules.

Actual sales of shares of our Common Stock, if any, to Tumim under the Equity Line of Credit will depend on a variety of factors to be determined by us from time to time, including, among others, market conditions, the trading price of our Common Stock and determinations by us as to the appropriate sources of funding for the Company and our operations. The net proceeds to the Company from sales of our Common Stock to Tumim under the Equity Line of Credit, if any, will depend on the frequency and prices at which we sell shares to Tumim under the Equity Line of Credit.

As consideration for Tumim’s commitment to purchase shares of our Common Stock under the Equity Line of Credit, we issued Tumim 437,012 pre-funded warrants to purchase shares of Common Stock (collectively, the “Commitment Pre-Funded Warrants”) following the execution of the Equity Line of Credit.

In connection with the Equity Line of Credit, we entered into a registration rights agreement with Tumim, pursuant to which we agreed to register for resale under the Securities Act the shares of our Common Stock that may be issued to Tumim under the Equity Line of Credit, including shares underlying the Commitment Pre-Funded Warrants.

We do not know what the purchase price for our Common Stock will be, and therefore cannot be certain as to the number of shares of Common Stock that we might sell and issue to Tumim under the Equity Line of Credit if our stockholders approve this Proposal 5 at the Special Meeting.

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Nasdaq Stockholder Approval Requirement; Reasons for Stockholder Approval

Under Nasdaq Listing Rule 5635(d), stockholder approval is required prior to the sale, issuance, or potential issuance by a listed company, in a transaction other than a public offering, of shares of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding or 20% or more of the voting power outstanding before the issuance for a price that is less than the Minimum Price.

As discussed above, pursuant to the Equity Line of Credit, we have the right, but not the obligation to cause Tumim to purchase up to $50,000,000 of shares of our Common Stock; provided, however, that because the price at which we have a right to sell shares of Common Stock to Tumim pursuant to the Equity Line of Credit is less than the Minimum Price, unless and until we obtain stockholder approval to sell and issue a number of shares of Common Stock in excess of the ELOC Share Cap, the number of shares that we may be able to sell will be significantly less than $50,000,000. As a result of the foregoing, in order to provide us with the most flexibility to raise additional capital under the Equity Line of Credit, we are seeking stockholder approval of the elimination of the ELOC Share Cap, in accordance with Nasdaq Listing Rule 5635(d).

Potential Effects of this Proposal

In the event that our stockholders approve this Proposal 5 at the Special Meeting, the ELOC Share Cap will be eliminated and, subject to certain beneficial ownership limitations and certain other conditions, we will have the option to sell and issue the maximum number of shares of Common Stock issuable pursuant to the Equity Line of Credit (up to $50,000,000 shares of Common Stock) to Tumim, which would exceed 19.99% of our issued and outstanding shares of common stock as of the date we executed the Equity Line of Credit. This would allow the Company to access capital quickly and on favorable terms if and when needed in order to pursue its business growth and development of its product candidates.

We may, from time to time prior to receipt of stockholder approval, sell up to an aggregate of 506,848 shares of our Common Stock under the Equity Line of Credit, which is equal to 19.99% of the number of shares of our Common Stock outstanding as of February 5, 2026. Assuming our stockholders approve this Proposal 5 at the Special Meeting, we may, at our election, sell and issue up to an aggregate of $50,000,000 shares of Common Stock to Tumim under the Equity Line of Credit. Because the share price to be paid by Tumim for each share of Common Stock at each closing shall be equal to 97% or 95%, as applicable, of the lowest VWAP of Common Stock on any trading day during the applicable pricing period, the number of shares of Common Stock that we may sell pursuant to the Equity Line of Credit will depend on the VWAP of our Common Stock as of each closing and we cannot predict the number of shares of Common Stock that we may issue pursuant to the Equity Line of Credit in the future, or the price at which we may issue such shares. However, the issuance of shares of Common Stock that we may sell to Tumim pursuant to the Equity Line of Credit could result in significant dilution to our holders of shares of our Common Stock.

Any shares of Common Stock that we sell and issue under the Equity Line of Credit will have the same rights and privileges as the shares of our currently outstanding Common Stock. The issuance of such shares will not affect the rights of the holders of outstanding Common Stock, but such issuances will have a dilutive effect on the existing stockholders, including on the voting power and economic rights of the existing stockholders, and may result in a decline in the price of our Common Stock or in greater price volatility.

We are not seeking the approval of stockholders to authorize entry into the Equity Line of Credit, as we have already done so, and such agreement is already binding on the Company.

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Potential Consequences if this Proposal is Not Approved

In the event that our stockholders do not approve this Proposal 5 at the Special Meeting, we will be severely limited in the value of the shares of Common Stock that we can sell and issue under the Equity Line of Credit. If we cannot utilize the Equity Line of Credit, we may need to raise additional capital through other sales of our equity securities, which may not be available if and when we need it, may be on terms less favorable to us and could result in significant dilution to our stockholders. The failure of our stockholders to approve this Proposal 5 could severely limit our ability to raise additional capital.

Vote Required

The affirmative (“FOR”) vote of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter is required to approve this Proposal 5. Abstentions, if any, will be treated as shares that are present and entitled to vote on this proposal, and will therefore be treated as a vote “AGAINST” this Proposal 5. This Proposal 5 is a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote.

RECOMMENDATION OF THE BOARD

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE FOR THE SALE AND ISSUANCE OF SHARES OF OUR COMMON STOCK TO TUMIM PURSUANT TO THE EQUITY LINE OF CREDIT, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d)

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PROPOSAL 6

APPROVAL OF AMENDMENT TO THE AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN

At the Special Meeting, our stockholders will be asked to approve an amendment to our Amended and Restated 2021 Equity Incentive Plan, as amended by the First Amendment to the Plan (as amended, the “2021 Plan”) to increase the number of shares of our Common Stock authorized for issuance thereunder by 2,581,608 shares (the “Plan Amendment”).

Background and the Proposed Plan Amendment

In August 2021, our Board adopted, and our stockholders approved, our original 2021 Equity Incentive Plan, which became effective upon completion of the initial public offering of our Common Stock in November 2021.

On June 15, 2024, our Board unanimously approved the amendment and restatement of our original 2021 Equity Incentive Plan and the adoption of the 2021 Plan (as amended and restated), subject to stockholder approval, on June 15, 2024, and our stockholders approved the 2021 Plan (as amended and restated) at our 2024 annual meeting of stockholders held on August 9, 2024. On August 9, 2024, effective upon receipt of stockholder approval, we amended and restated our original 2021 Equity Incentive Plan, which amended and restated the original plan in full.

On May 14, 2025, our Board unanimously approved an amendment to the 2021 Plan to increase the number of shares of our Common Stock that may be issued pursuant to awards granted under the 2021 Plan, subject to stockholder approval thereof, and our stockholders approved the amendment at our 2025 annual meeting of stockholders held on June 30, 2025. On June 30, 2025, effective upon receipt of stockholder approval, we amended the 2021 Plan.

On January 29, 2026, our Board unanimously approved the Plan Amendment, subject to stockholder approval thereof, and directed that the Plan Amendment be submitted to our stockholders for approval at the Special Meeting. Except for the proposed increase in the number of shares of our Common Stock that may be issued pursuant to awards granted under the 2021 Plan and related conforming changes to the 2021 Plan, the Plan Amendment does not change any other term or provision of the 2021 Plan as in effect prior to the Plan Amendment. If approved by our stockholders, the Plan Amendment will become effective as of the date of such approval.

As of February 6, 2026, an aggregate of 637,958 shares of Common Stock are currently authorized for issuance under the 2021 Plan, approximately 418,392 of which were subject to outstanding awards issued under the 2021 Plan and only approximately 219,566 shares of which were available for future awards under the 2021 Plan. If the Plan Amendment is approved, there will be an aggregate of 3,219,566 shares of Common Stock authorized for issuance under the 2021 Plan.

Purpose of the 2021 Plan

The principal purpose of the 2021 Plan is to attract, retain and incentivize the Company’s officers, directors, employees and other service providers through the grant of certain stock-based awards, including performance-based awards.

We believe that the grant of equity awards to our officers, directors, employees and service providers provides additional incentive for such individuals to further the growth, development and financial success of the Company by providing a means by which such persons can personally benefit through the ownership of capital stock of the Company. Additionally, we believe that including the grant of equity awards as a portion of the compensation we pay to our officer, directors, employees and certain service providers better enables us to secure and retain key employees, directors and consultants considered important to the long-term success of the Company by offering such persons an opportunity to own capital stock of the Company.

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Reasons for Approval of the Plan Amendment

The primary purpose of the Plan Amendment, attached as Appendix A to this Proxy Supplement, is to increase the number of shares available for issuance pursuant to awards that may be granted to our officers, directors, employees and key service providers from time to time under the 2021 Plan. Our Board believes that our interests and the interests of our stockholders will be advanced if we can continue to offer our current and future members of senior management, employees, non-employee directors, advisors and consultants the opportunity to acquire or increase their equity interests in the Company. The market for quality personnel is competitive, and our Board has concluded that our ability to attract, retain and motivate top quality management and employees is material to our success. Given our limited cash resources and planned investments in our pre-clinical and clinical programs, we believe that our ability to grant equity as a component of our compensation programs is particularly important for long-term incentives that further our business, establish and maintain alignment between management and our stockholders, and provide strong incentive opportunities to increase stockholder value.

We expect that we will need to secure significant additional capital to fund our business, which may result in the issuance of a significant number of shares of our Common Stock or equity convertible or exercisable for shares of our Common Stock. On February 6, 2026, we entered into the Equity Line of Credit with Tumim, pursuant to which, subject to certain limitations (including stockholder approval, as requested pursuant to Proposal 6 hereof), we will have the right to sell to Tumim, and Tumim will have the obligation to purchase, up to $50 million shares of our Common Stock over the two year term of the agreement. On December 9, 2025, we entered into the Series C Preferred Purchase Agreement (the “Preferred Purchase Agreement”) with certain institutional investors (the “Series C Preferred Investors”), pursuant to which, subject to the conditions set forth therein (including stockholder approval, as requested pursuant to Proposal 1), the Series C Preferred Investors shall purchase up to 75,000 shares of our Series C Non-Voting Convertible Preferred Stock (“Series C Preferred”) and warrants for a total purchase price of up to $75.0 million in several tranche closings prior to June 9, 2027 (the “Preferred Offering”). Furthermore, on December 9, 2025, we entered into the Note Purchase Agreement (the “Note Purchase Agreement”) with 3i, LP (“3i”), pursuant to which, subject to the conditions set forth therein (including stockholder approval, as requested pursuant to Proposal 2), we issued to 3i, in a private placement offering (the “Note Offering”), a 5% senior secured convertible note (the “Note”) and a warrant to purchase up to an aggregate of 4,553,213 shares of our Common Stock for a total purchase price of $16,253,147.10. Additionally, we previously entered into a Securities Purchase Agreement (the “April 2025 Purchase Agreement”) with Helena Global Investment Opportunities 1 Ltd. (“Helena”), pursuant to which, subject to the conditions set forth therein, we agreed to sell to Helena, and Helena agreed to purchase from us, up to 8,400 shares of Series B Non-Voting Convertible Preferred Stock (“Series B Preferred”) and warrants for a total purchase price of up to $8.4 million in several tranche closings (each, a “Tranche Closing”) prior to December 31, 2025. As of December 9, 2025, we had completed four of the six Tranche Closings contemplated by the April 2025 Purchase Agreement. On December 9, 2025, Helena assigned the April 2025 Purchase Agreement, including all of its rights and obligations thereunder, to 3i, and 3i purchased all of the outstanding shares of Series B Preferred from Helena, pursuant to an Amendment to Securities Purchase Agreement (the “Series B Amendment” and together with the April 2025 Purchase Agreement, the “Series B Preferred Purchase Agreement”). Subject to certain limitations, the shares of Series C Preferred, the Note and the shares of Series B Preferred are or will be convertible into shares of our Common Stock, as more particularly discussed in Proposals 1, 2 and 3 hereof. We believe that in order to ensure that our officers, directors, employees and other service providers are incentivized to further the growth, development and financial success of the Company, the number of shares subject to equity awards granted to them should provide for a meaningful ownership interest in our securities. Accordingly, we believe that the Plan Amendment is important to ensure that we have sufficient shares available for issuance under the 2021 Plan to effectively utilize the grant of equity awards to incentivize such persons, taking into consideration the number of shares of our Common Stock that are likely to be issued in the near term pursuant to the foregoing arrangements.

Overall, we believe that adoption of the Plan Amendment will significantly enhance our ability to attract and retain highly qualified officers, directors, employees and key service providers, increase our flexibility in developing meaningful compensation plans that motivate such individuals to expend maximum effort to improve our business results, and provide those individuals an opportunity to acquire or increase a direct proprietary interest in our operations and the future success they drive to create. For the foregoing reasons, our Board believes that the Plan Amendment is necessary for the continued optimal use of the 2021 Plan.

If our stockholders do not approve the Plan Amendment at the Special Meeting, the Plan Amendment will not become effective, and the number of shares of Common Stock authorized for issuance under the Plan will remain at 637,958 shares of Common Stock (subject to the annual increase on January 1 of every year, as provided by the 2021 Plan).

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Dilution Analysis

Our Board evaluated the dilution potentially caused by the Plan Amendment in connection with its approval of the Plan Amendment and believes the potential dilutive impact of the increase in the number of shares of Common Stock proposed to be added to the 2021 Plan pursuant to the Plan Amendment is reasonable in light of the objectives and other considerations summarized above.

The table below shows the potential dilution resulting from the Plan Amendment based on the number of shares of our Common Stock outstanding as of February 6, 2026 and the number of shares of our Common Stock that would be outstanding on a pro-forma partially-diluted basis as of February 6, 2026, calculated based on the formula and assumptions described in footnote (2) to the below table. We believe it is appropriate to measure dilution relative to our pro-forma partially-diluted capitalization given the number of shares of Common Stock potentially issuable upon conversion of the shares of Series C Preferred that may be sold and issued to the Series C Preferred Investors pursuant to the Preferred Offering, upon conversion of the Note pursuant to the Note Offering, and upon conversion of the shares of Series B Preferred that may be sold and issued to 3i pursuant to the Series B Preferred Purchase Agreement, as we believe such issuances and conversions are probable.

We believe that the number of shares of Common Stock proposed to be added to the 2021 Plan by the Plan Amendment represents a reasonable amount of potential equity dilution and will allow us to continue granting equity awards, while also pursuing our objectives to (i) create a culture of ownership among our employee and director base, (ii) align the interests of our employees and stockholders, (iii) attract and retain top talent, and (iv) reduce the amount of cash used in our compensation programs in order to build the amount of cash we have available to operate and grow our business.

Shares authorized under the 2021 Plan prior to the Plan Amendment:
Total shares authorized issuance under the 2021 Plan as of February 6, 2026	637,958
Total shares subject to outstanding awards as of February 6, 2026	418,392
Available shares as of February 6, 2026 (prior to Plan Amendment and any future evergreen increases)	219,566

Additional shares requested for the 2021 Plan pursuant to the Plan Amendment:	2,581,608

Total potential 2021 Plan overhang after the Plan Amendment:(1)	3,219,566

Pro-forma partially diluted shares outstanding as of February 6, 2026, including additional shares requested under Plan Amendment:(2)	16,072,533
Potential pro-forma partially-diluted overhang, assuming the Plan Amendment:	20.03%

(1)	Total shares authorized under the 2021 Plan after the Plan Amendment is calculated as the sum of: (i) the total shares of Common Stock that remain available for issuance under the 2021 Plan as of February 6, 2026 (excluding any shares that may be added in the future pursuant to the evergreen provision of the 2021 Plan); (ii) the total number of shares of Common Stock issuable under awards made under the 2021 Plan that were outstanding as of February 6, 2026; and (iii) the 2,581,608 additional shares of Common Stock to be added to the 2021 Plan by the Plan Amendment, assuming stockholder approval of this Proposal 6.
(2)	Pro forma partially-diluted shares outstanding as of February 6, 2026 is calculated as the sum of: (i) 2,525,778 shares of Common Stock outstanding as of December 29, 2025, the Record Date; (ii) 237,197 shares of Common Stock issuable upon conversion of all shares of our Series A Non-Voting Convertible Preferred Stock (“Series A Preferred”) outstanding as of the Record Date; (iii) 1,733,983 shares of our Common Stock that would be issuable upon conversion of the shares of our Series B Preferred (assuming the conversion of all such shares of Series B Preferred into Common Stock at a conversion ratio equal to 90% of the lowest closing VWAP of our Common Stock on the Nasdaq Capital Market for the five trading days immediately preceding the Record Date), subject to the floor price; and (iv) 11,575,575 shares of our Common Stock that would be issuable upon conversion of our Series C Preferred (assuming the conversion of all such shares of Series C Preferred into Common Stock at a conversion ratio equal to 93% of the lowest closing VWAP of our Common Stock on the Nasdaq Capital Market for the five trading days immediately preceding the Record Date). This calculation does not take into account any limitations on conversion of the Series A Preferred, Series B Preferred or Series C Preferred, including without limitation beneficial ownership limitations and stockholder approval requirements, and assumes that all such shares are converted in full.

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Description of the 2021 Plan

The principal provisions of the 2021 Plan are summarized below. This summary is not a complete description of all of the 2021 Plan’s provisions and is qualified in its entirety by reference to the full text of the 2021 Plan, a copy of which is attached as an exhibit to our Annual Report.

Share reserve. Under the Plan, an aggregate of 637,958 shares of our Common Stock are currently authorized for issuance pursuant to a variety of stock-based compensation awards, including stock options, restricted stock awards, restricted stock units, stock bonus awards and performance-based awards. If the proposed Plan Amendment is approved by our stockholders, the number of shares of our Common Stock authorized for issuance under the Plan would be increased to 3,219,566. With respect to the share reserve under the 2021 Plan:

•	to the extent that an award terminates, expires or lapses for any reason or an award is settled in cash without the delivery of shares, any shares subject to the award at such time will be available for future grants under the 2021 Plan; and

•	to the extent that shares of our Common Stock are repurchased by us at the original purchase price, such shares will be available for future grants under the 2021 Plan.

In addition, the 2021 Plan provides that additional shares will automatically be added to the shares authorized for issuance under the 2021 Plan on January 1 of each year. The number of shares added each year will be equal to the lesser of: (i) 5.0% of the shares of Common Stock outstanding on December 31st of the preceding calendar year or (ii) such number of shares determined by the Board, in its discretion.

Administration. The Compensation Committee of the Board is authorized to administer the 2021 Plan unless the Board subsequently assumes authority for administration. The Compensation Committee must consist of at least two members of the Board, each of whom is intended to qualify as a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act and an “independent director” within the meaning of the rules of the applicable stock exchange, or other principal securities market on which shares of our Common Stock are traded. The term Administrator refers to either the Board or the Compensation Committee, as applicable.

Additionally, the Board or Compensation Committee may delegate certain functions under the 2021 Plan to designated employees who are not Officers to be recipients of awards under the 2021 Plan, and to determine the number of shares subject to awards granted to such employees.

Subject to the terms and conditions of the 2021 Plan, the Administrator has the authority to construe and interpret the 2021 Plan and awards granted under it and to determine the persons to whom and the dates on which awards will be granted, the number of shares of Common Stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award. All decisions, determinations and interpretations by the Administrator regarding the 2021 Plan shall be final and binding on all participants or other persons claiming rights under the 2021 Plan or any award.

Awards. The 2021 Plan provides that the Administrator may grant or issue stock options, restricted stock, restricted stock units, other stock-based awards and dividend equivalents, or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

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Eligibility. Options, restricted stock, restricted stock units and all other stock-based awards under 2021 Plan may be granted to individuals who are then our officers, employees, directors or consultants or are the officers, employees or consultants of certain of our subsidiaries. Only employees of our Company or certain of our subsidiaries may be granted incentive stock options, or ISOs. No ISO may be granted under the 2021 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which ISOs are exercisable for the first time by a participant during any calendar year (under the 2021 Plan and all other such plans of the Company and its affiliates) may not exceed $100,000. ISOs are not transferable except by will or by the laws of descent and distribution, provided that a participant may designate a beneficiary who may exercise an option following the participant’s death.

•	Stock Options. Options granted under the 2021 Plan may become exercisable in cumulative increments (“vest”) as determined by the Administrator. Such increments may be based on continued service to the Company over a certain period of time, the occurrence of certain performance milestones, or other criteria. Options granted under the 2021 Plan may be subject to different vesting terms.

To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant, or by such other method as may be set forth in the option agreement. The maximum term of options under the 2021 Plan is 10 years, except that in certain cases (see Eligibility) the maximum term of certain incentive stock options is five years. Options under the 2021 Plan generally terminate sixty days after termination of the participant’s service unless (i) such termination is due to the participant’s disability, in which case the option may, but need not, provide that it may be exercised at any time within 6 months of such termination; (ii) the participant dies before the participant’s service has terminated, or within three months after termination of such service, in which case the option may, but need not, provide that it may be exercised within 12 months of the participant’s death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. If an optionee’s service with the Company, or any affiliate of the Company, ceases with cause, the option will terminate at the time the optionee’s service ceases. In no event may an option be exercised after its expiration date.

•	Stock Bonuses and Restricted Stock Awards. Stock bonus awards and restricted stock awards are granted through a stock bonus award agreement or restricted stock award agreement. The purchase price for a stock purchase award (if any) may be payable in cash, or any other form of legal consideration approved by the Administrator. Stock bonus awards may be granted in consideration for the recipient’s past services for the Company. Common Stock issued under a restricted stock or stock bonus award agreement may be subject to a share repurchase option or forfeiture right in our favor, each in accordance with a vesting schedule and subject to the minimum vesting requirement. If a recipient’s service relationship with us terminates, we may reacquire or receive via forfeiture all of the shares of our Common Stock issued to the recipient pursuant to a restricted stock or stock bonus award that have not vested as of the date of termination. Rights under a stock bonus or restricted stock bonus agreement may be transferred only as expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement.

•	Restricted Stock Units. Restricted stock unit awards are issued pursuant to a restricted stock unit award agreement. The consideration for a stock unit award shall be determined by the Administrator and may be payable in any form acceptable to the Administrator and permitted under applicable law. The Administrator may impose any restrictions or conditions upon the vesting of restricted stock unit awards, or that delay the delivery of the consideration after the vesting of stock unit awards, that it deems appropriate consistent with the minimum vesting requirement. Restricted stock unit awards may be settled in cash or shares of the Company’s Common Stock, as determined by the Administrator. No dividends payments will be made on unvested restricted stock unit awards, but instead any dividends will be deferred until awards become vested. If a restricted stock unit award recipient’s service relationship with the Company terminates, any unvested portion of the restricted stock unit award is forfeited upon the recipient’s termination of service.

•	Performance-Based Award. Any award may be granted as a performance award, meaning that the award will be subject to vesting and/or payment based on the attainment of specified performance goals. Generally, such pre-established performance goals consist of one or more business criteria and a targeted performance level with respect to such criteria as a condition of awards being granted or becoming exercisable, or as a condition to accelerating the timing of such events. Performance may be measured over a period of any length specified by the Administrator.

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Certain Corporate Transactions. In the event of a merger, sale of all or substantially all of the assets of the Company or other change of control transaction, unless otherwise determined by the Board, all outstanding awards will be subject to the agreement governing such merger, asset sale or other change of control transaction. Such agreement need not treat all such awards in an identical manner, and it will provide for one or more of the following with respect to each award: (i) the continuation of the award, (ii) the assumption of the award, (iii) the substitution of the award, or (iv) the payment of the excess of the fair market value of the shares subject to the award over the exercise price or purchase price of such shares. In the event the successor corporation refuses to either continue, assume or substitute the shares subject to the award pursuant to the terms of the 2021 Plan, or pay the excess of the fair market value of the shares subject to the award over the exercise price or purchase price of such shares, then outstanding awards shall vest and become exercisable as to 100% of the shares subject thereto contingent upon the consummation of such change of control transaction.

Adjustments Provisions. Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, recapitalization, reincorporation, reclassification, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, or a change in corporate structure may change the type(s), class(es) and number of shares of Common Stock subject to the 2021 Plan and outstanding awards. In that event, the 2021 Plan will be appropriately adjusted as to the type(s), class(es) and the maximum number of shares of Common Stock subject to the 2021 Plan, and outstanding awards will be adjusted as to the type(s), class(es), number of shares and price per share of Common Stock subject to such awards.

Amendment and termination. The administrator may terminate, amend or modify the 2021 Plan at any time and from time to time. However, we must generally obtain stockholder approval to amend or modify the 2021 Plan to the extent required by applicable law, rule or regulation (including any applicable stock exchange rule). Notwithstanding the foregoing, an option may be amended to reduce the per share exercise price below the per share exercise price of such option on the grant date and options may be granted in exchange for, or in connection with, the cancellation or surrender of options having a higher per share exercise price without receiving additional stockholder approval.

New Plan Benefits

At the present time, no specific determination has been made as to the grant or allocation of future awards under the 2021 Plan. Awards granted under the 2021 Plan are within the Board’s and the Compensation Committee’s discretion, and neither the Board nor the Compensation Committee has determined future awards or who might receive them. Therefore, at this time, the benefits that will be awarded or paid under the 2021 Plan, if stockholder approval of the Plan Amendment is obtained, cannot currently be determined. The 2021 Plan does not have set benefits or amounts, and no grants or awards have been made by the Board or the Compensation Committee that are conditioned upon stockholder approval of the Plan Amendment.

Effective Date

The Plan Amendment will be effective as of February 19, 2026, subject to stockholder approval at the Special Meeting.

Vote Required

The affirmative (“FOR”) vote of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter is required to approve the Plan Amendment. Abstentions, if any, will be treated as shares that are present and entitled to vote on this proposal, and will therefore be treated as a vote “AGAINST” this Proposal 6. This Proposal 6 is a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote. Broker non-votes will not affect the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE FOR THE APPROVAL OF THE PLAN AMENDMENT

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Appendix A

SECOND AMENDMENT TO

TIVIC HEALTH SYSTEMS, INC.

AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN

WHEREAS, the Board of Directors and stockholders of Tivic Health Systems, Inc. (the “Company”) have each adopted and approved the Tivic Health Systems, Inc. Amended and Restated 2021 Equity Incentive Plan, as amended (the “Plan”);

WHEREAS, as of January 29, 2026, pursuant to Section 4(a) of the Plan, a total of 637,958 shares of the common stock, par value $0.0001 per share, of the Company (the “Common Stock”) have been authorized and reserved for issuance under the Plan;

WHEREAS, the Company desires to increase the aggregate number of shares authorized for issuance under the Plan to 3,219,566 shares of Common Stock, including shares previously issued thereunder; and

WHEREAS, Section 14 of the Plan permits the Company to amend the Plan from time to time, subject to certain limitations specified therein, including stockholder approval of certain amendments.

NOW, THEREFORE, the following amendments and modifications are hereby made a part of the Plan subject to, and effective as of the date of, the approval by the Company’s stockholders:

1. Section 4(a) of the Plan is hereby amended and restated to read in its entirety as follows:

(a) Shares Subject to the Plan. Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the Award Shares that may be issued pursuant to Stock Awards shall not exceed in the aggregate Three Million Two Hundred Nineteen Thousand Five Hundred Sixty-Six (3,219,566) shares of the Company’s Common Stock. In addition, subject to the provisions of Section 10 relating to adjustments upon changes in stock, such aggregate Award Shares that may be issued pursuant to Stock Awards will automatically increase on January 1 of each fiscal year (for a period of ten years after adoption of the Plan) during the term of the Plan, commencing on January 1, 2022 and ending on (and including) January 1, 2031, in an amount equal to the lesser of (a) five percent (5%) of the total number of shares of the Company’s Common Stock outstanding on December 31st of the preceding calendar year or (b) such number of shares determined by the Board, in its discretion.

2. In all other respects, the Plan, as amended, is hereby ratified and confirmed and shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has executed this Second Amendment to Tivic Health Systems, Inc. Amended and Restated 2021 Equity Incentive Plan as of February __, 2026.

TIVIC HEALTH SYSTEMS, INC.

By:
Name: Title:	Jennifer Ernst Chief Executive Officer

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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V84074 - Z91886 1. To approve the issuance of shares of our common stock ("Common Stock") upon conversion of those shares of our Series C Non - Voting Convertible Preferred Stock and exercise of those warrants to purchase shares of our Common Stock that we may in the future issue to certain institutional investors pursuant to the Securities Purchase Agreement, dated December 9 , 2025 , between us and such investors . 2. To approve the issuance of shares of our Common Stock upon conversion of our Senior Secured Convertible Note and exercise of a warrant to purchase shares of our Common Stock that we may in the future issue to 3 i, LP (" 3 i") pursuant to the Securities Purchase Agreement, dated December 9 , 2025 , between us and 3 i . 3. To approve the issuance of shares of our Common Stock upon conversion of those shares of our Series B Non - Voting Convertible Preferred Stock and exercise of those warrants to purchase shares of our Common Stock that we may in the future issue to 3 i pursuant to the Securities Purchase Agreement, dated April 29 , 2025 , between us and the previous investor party thereto, as amended by the Amendment to Securities Purchase Agreement, dated December 9 , 2025 , between us and 3 i . 4. To approve the adjournment of the Special Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in the event we have not received sufficient votes in favor of any of the foregoing proposals. 5. To approve the sale and issuance of shares of our Common Stock pursuant to that Common Stock Purchase Agreement entered into by and between us and Tumim Stone Capital, LLC on February 6, 2026. 6. To approve an amendment to our Amended and Restated 2021 Equity Incentive Plan, as amended (the “2021 Plan”), to increase the number of shares of Common Stock authorized for issuance thereunder by 2,581,608 shares, pursuant to the terms and conditions of the 2021 Plan. For Against Abstain ! ! ! ! ! ! ! ! ! TIVIC HEALTH SYSTEMS, INC. The Board of Directors recommends you vote FOR Proposals 1, 2, 3, 4, 5 and 6. TIVIC HEALTH SYSTEMS, INC. 47685 LAKEVIEW BLVD. FREMONT, CA 94538 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. ! ! ! ! ! ! ! ! ! VOTE BY INTERNET Before The Meeting - Go to www . proxyvote . com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information . Vote by 11 : 59 P . M . ET on February 18 , 2026 . Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form . During The Meeting - Go to www . virtualshareholdermeeting . com/TIVC 2026 SM You may attend the meeting via the Internet and vote during the meeting . Have the information that is printed in the box marked by the arrow available and follow the instructions . VOTE BY PHONE - 1 - 800 - 690 - 6903 Use any touch - tone telephone to transmit your voting instructions . Vote by 11 : 59 P . M . ET on February 18 , 2026 . Have your proxy card in hand when you call and then follow the instructions . VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage - paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 . SCAN TO VIEW MATERIALS & VOTE 

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com V84075 - Z91886 TIVIC HEALTH SYSTEMS, INC. 2026 Special Meeting of Stockholders February 19, 2026 1:00 PM PT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Jennifer Ernst as proxy and attorney - in - fact with the power to appoint her substitute, and hereby authorizes her to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of TIVIC HEALTH SYSTEMS, INC . that the stockholder(s) is/are entitled to vote at the 2026 Special Meeting of Stockholders to be held at 1 : 00 PM PT, on February 19 , 2026 , virtually at www . virtualshareholdermeeting . com/TIVC 2026 SM, and any adjournment or postponement thereof . This proxy, when properly executed, will be voted in the manner directed herein by the undersigned . If no such direction is given, but this proxy is signed, this proxy will be voted FOR Proposals 1 , 2 , 3 , 4 , 5 and 6 . Continued and to be signed on reverse side